AMENDMENT NO. 1
                               TO
                        CREDIT AGREEMENT


     This Amendment No. 1 to Credit Agreement ("Amendment"), dated as of November 5, 1998, is entered into by and among Micron Electronics, Inc., a Minnesota corporation (the "Borrower"), the Co-Agents and Lenders named as such in the Credit Agreement, and Credit Suisse First Boston, as administrative agent for Lenders (solely in such capacity, the "Agent"). Capitalized terms used herein but not defined herein shall have the same meaning as given to them in the Credit Agreement (as defined below).

                            Recitals

     Whereas, Borrower, Agent, Co-Agents and Lenders entered into a Credit Agreement dated June 10, 1998 (the "Credit Agreement") whereby a revolving line of credit was made available to Borrower;

     Whereas, the Borrower desires to invest and transfer cash and other assets in and to four new Subsidiaries, each wholly-owned by the Borrower;

     Whereas, the Credit Agreement in its current state would prohibit such investment and transfer; and

     Whereas, the parties to the Credit Agreement wish to amend the Credit Agreement to permit such investment and transfer.

                            Agreement

     Now, Therefore, in consideration of the foregoing Recitals, and intending to be legally bound, the parties hereto agree as follows:

     SECTION 1.     Amendment to Credit Agreement.

          1.1 The following definitions are added to Section 1.1, "Definitions":

          "Guarantors" means, on a joint and several basis, as co-guarantors, each Subsidiary of the Borrower as shall execute and deliver the Guaranty.

          "Guaranty" means that certain Guaranty Agreement dated as of November 5, 1998, by Guarantors in favor of Agent and Lenders.

          1.2 The definition of "Loan Documents" in Section 1.1 is amended by inserting the words "the Guaranty," immediately following "the Letters of Credit" in the first line thereof.

          1.3 Section 7.2, "Liquidation, Merger, Sale of Assets" is hereby amended by deleting "and (h)" in line 24 thereof, and inserting a new subsection (h) as follows: "(h) in connection with the creation or initial capitalization of the Guarantors, and (i)".

          1.4 Section 7.3, "Indebtedness" is hereby amended by inserting the words "of Borrower" immediately following the word
"Indebtedness" in subsection (i) thereof.

          1.5 Section 7.7, "Investments", is hereby amended by deleting subsection (h) thereof in its entirety and replacing it as follows: "(h) Investments by Borrower to or in any Subsidiary
(or any other person which as a result of the Investment becomes a Subsidiary) which is not a Guarantor (a "Non-Guarantor Subsidiary") or to or in any joint venture in which Borrower or any Subsidiary is a joint venturer, provided that after making any such Investment the total amount of all Investments made by Borrower after the date of this Agreement to or in all Non-Guarantor Subsidiaries and joint ventures (net of repayments and return of capital) shall not exceed the sum of Seventy Million Dollars ($70,000,000) and provided, further, that the total amount of all equity Investments (as opposed to Investments consisting of loans or advances) made by Borrower after the date of this Agreement in all Non-Guarantor Subsidiaries and joint ventures (net of return of capital) shall not exceed the sum of Thirty-five Million Dollars ($35,000,000),".

          1.6 Section 7.7, "Investments", is hereby further amended by adding a new subsection (i) and re-numbering existing subsection (i) as new subsection (j). New subsection (i) shall read as follows: "(i) Investments in Guarantors not otherwise provided for herein not to exceed Fifty Million Dollars ($50,000,000) in the aggregate,".


     SECTION 2. Representations and warranties. In order to induce Agent and Lenders to enter into this Amendment and to amend the Credit Agreement, Borrower represents and warrants to each Lender and Agent as follows:

          2.1 Corporate Power and Authority. Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under the Credit Agreement, as amended hereby (the "Amended Agreement").

          2.2 Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended
Agreement have been duly authorized by all necessary corporate action on the part of Borrower.

         2.3 Binding Obligation. This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

         2.4 Absence of Default. No event has occurred and is continuing or would result from the execution, delivery or performance of this Amendment which constitutes a Default or Event of Default. The representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects.

     SECTION 3.  Conditions Precedent.   This Amendment shall be
deemed effective upon (i) its execution and delivery to the Agent by Borrower and Majority Lenders, (ii) the receipt by Agent of a certificate of a Responsible Person of Borrower and each Guarantor as to the effectiveness of resolutions of the Board of Directors of Borrower and each Guarantor authorizing Borrower to enter into this Amendment and each Guarantor to execute, deliver and perform the terms of the Guaranty, and (iii) receipt by Agent of the Guaranty, duly executed and delivered by each Guarantor.

     SECTION 4. Full Force and Effect; Entire Agreement. Except to the extent expressly provided in this Amendment, the terms and conditions of the Credit Agreement shall remain in full force and effect. This Amendment and the Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof. The parties hereto further agree that this Amendment and the Loan Documents comprise the entire agreement of the parties thereto and supersede any and all prior agreements, negotiations, correspondence, understandings and other communications between the parties thereto, whether written or oral respecting the extension of credit by Lenders to Borrower.

     SECTION 5. Release and Waiver. Borrower hereby acknowledges and agrees that (a) it has no claim or cause of action against Agent or any Lender or any parent, subsidiary or affiliate thereof, or any of Agent's or any Lenders' officers, directors, employees, attorneys or other representatives or agents in connection with the Credit Agreement, the loans thereunder or the transactions contemplated therein and herein; (b) it has no offset or defense against any of its respective obligations, indebtedness or contracts in favor of Agent or any Lender; and
(c) it recognizes that Agent and Lenders have heretofore properly performed and satisfied in a timely manner all of its obligations to and contracts with Borrower.

     SECTION 6. Governing Law. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflict of laws principles.

     SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

     In Witness Whereof, the parties hereto have caused this Amendment to be executed as of the date first written above.

Borrower                 Micron Electronics, Inc.

                         By:/s/ T. Erik Oaas
                            ----------------------------------------------------
                         Printed Name: T. Erik Oaas
                                      ------------------------------------------
                         Former Title: Executive VP, Chief Financial Officer
                                      ------------------------------------------

Agent                    Credit Suisse First Boston

                         By:/s/ Chris T. Horgan
                            ----------------------------------------------------
                         Printed Name: Chris T. Horgan
                                      ------------------------------------------
                         Title: Vice President
                               -------------------------------------------------

                         By:/s/ Jodi A. Fatto
                            ----------------------------------------------------
                         Printed Name: Jodi A. Fatto
                                      ------------------------------------------
                         Title: Assistant Vice President
                               -------------------------------------------------

Co-Agents                Credit Suisse First Boston

                         By:/s/ Chris T. Horgan
                            ----------------------------------------------------
                         Printed Name: Chris T. Horgan
                                      ------------------------------------------
                         Title: Vice Prisident
                               -------------------------------------------------

                         By:/s/ Jodi A. Fatto
                            ----------------------------------------------------
                         Printed Name: Jodi A. Fatto
                                      ------------------------------------------
                         Title: Assistant Vice President
                               -------------------------------------------------

                         U.S. Bank National Association

                         By:/s/ Ross Beaton
                            ----------------------------------------------------
                         Printed Name: Ross Beaton
                                      ------------------------------------------
                         Title: Vice President
                               -------------------------------------------------

Lenders                  Credit Suisse First Boston

                         By:/s/ Chris T. Horgan
                            ----------------------------------------------------
                         Printed Name: Chris T. Horgan
                                      ------------------------------------------
                         Title: Vice President
                               -------------------------------------------------

                         By:/s/ Kristin Lepri
                            ----------------------------------------------------
                         Printed Name: Kristine Lepri
                                      ------------------------------------------
                         Title: Associate
                               -------------------------------------------------

                         U.S. Bank National Association

                         By:/s/ Ross Beaton
                            ----------------------------------------------------
                         Printed Name: Ross Beaton
                                      ------------------------------------------
                         Title: Vice President
                               -------------------------------------------------


                         Fleet National Bank

                         By:/s/ Frank H. Benesh
                            ----------------------------------------------------
                         Printed Name: Frank H. Benesh
                                      ------------------------------------------
                         Title: Vice President
                               -------------------------------------------------


                         Keybank National Association

                         By:/s/ Richard J. Ameny, Jr.
                            ----------------------------------------------------
                         Printed Name: Richard J. Ameny, Jr.
                                      ------------------------------------------
                         Title: Assistant Vice President
                               -------------------------------------------------

                         The Bank of Nova Scotia

                         By:/s/ Maarten Van Otterloo
                            ----------------------------------------------------
                         Printed Name: Maarten Van Otterloo
                                      ------------------------------------------
                         Title: Senior Relationship Manager
                               -------------------------------------------------

                         The Sumitomo Bank, Limited

                         By:/s/ Bob Granfelt
                            ----------------------------------------------------
                         Printed Name: Bob Granfelt
                                      ------------------------------------------
                         Title: Vice President and Manager
                               -------------------------------------------------